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                                                                      Exhibit 21

                                  SUBSIDIARIES
                      OF TELEDYNE TECHNOLOGIES INCORPORATED

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           NAME OF SUBSIDIARY                      STATE/JURISDICTION   FICTITIOUS BUSINESS NAME(S) USED BY
                                                    OF INCORPORATION                 SUBSIDIARY
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
Aerosance, Inc.*                                   Delaware
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Ensembles de Precision S.A. de C.V.                Mexico
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Teledyne Advanced Pollution Instrumentation, Inc.  California
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Teledyne Brown Engineering, Inc.                   Delaware
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Teledyne Continental Motors, Inc.                  Delaware
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Teledyne Controls Simulation Limited               Canada
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Teledyne Controls Wichita, Inc.                    Delaware
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Teledyne Energy Systems, Inc.*                     Delaware
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Teledyne Germany GmbH                              Germany
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Teledyne Instruments, Inc.                         Delaware             Geophysical Instruments
                                                                        Teledyne Test Services
                                                                        Test Services
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Teledyne Investment, Inc.                          Delaware
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Teledyne Isco, Inc.                                Nebraska             ISCO
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Teledyne Lighting and Display Products, Inc.       Nevada
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Teledyne Limited                                   United Kingdom       Teledyne Controls Flight Data Company
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Teledyne Mattituck Services, Inc.                  Delaware
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Teledyne Monitor Labs, Inc.                        Delaware
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Teledyne Reynolds, Inc.                            California
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Teledyne Reynolds International, Inc.              California
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Teledyne Reynolds Limited                          United Kingdom
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Teledyne RISI, Inc.                                California
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Teledyne Solutions, Inc.                           Alabama
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Teledyne Technologies (Bermuda) Limited            Bermuda
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Teledyne Technologies International Corp.          Delaware
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Teledyne Tekmar Company                            Ohio                 Tekmar-Dohrmann
                                                                        Teledyne Analytical Services
                                                                        Teledyne Instrument Services
                                                                        Teledyne Leeman Labs
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Teledyne Wireless, Inc.                            Delaware             Teledyne MEC
                                                                        Teledyne MEC Vacuum Electronics
                                                                        Teledyne Microwave
                                                                        Teledyne Vacuum Technologies
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

* Majority owned.